Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report dated February 15, 2013, with respect to the financial statements of Legg Mason ClearBridge Variable Mid Cap Core Portfolio (expected to be renamed ClearBridge Variable Mid Cap Core Portfolio effective April 29, 2013), a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2012 incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

New York, New York

April 18, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report dated February 15, 2013, with respect to the financial statements of Legg Mason ClearBridge Variable Large Cap Value Portfolio (expected to be renamed ClearBridge Variable Large Cap Value Portfolio effective April 29, 2013), a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2012 incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

New York, New York

April 18, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report dated February 15, 2013, with respect to the financial statements of Legg Mason ClearBridge Variable Large Cap Growth Portfolio (expected to be renamed ClearBridge Variable Large Cap Growth Portfolio effective April 29, 2013), a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2012 incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

New York, New York

April 18, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Variable Equity Trust

We consent to the use of our report dated February 15, 2013, with respect to the financial statements of Legg Mason ClearBridge Equity Income Builder Portfolio (expected to be renamed ClearBridge Variable Equity Income Portfolio effective April 29, 2013), a series of Legg Mason Partners Variable Equity Trust, as of December 31, 2012 incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

New York, New York

April 18, 2013